UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394

                           TEMPLETON DRAGON FUND, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500
                                                     --------------

Date of fiscal year end:  12/31
                          -----

Date of reporting period:  12/31/07
                          ---------



ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                         DECEMBER 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER INFORMATION              INTERNATIONAL
--------------------------------------------------------------------------------

                           TEMPLETON DRAGON FUND, INC.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the annual report

Contents

IMPORTANT NOTICE TO SHAREHOLDERS ..........................................    1

ANNUAL REPORT

Templeton Dragon Fund, Inc. ...............................................    3

Performance Summary .......................................................    7

Financial Highlights and Statement of Investments .........................    8

Financial Statements ......................................................   13

Notes to Financial Statements .............................................   16

Report of Independent Registered Public Accounting Firm ...................   23

Annual Meeting of Shareholders ............................................   24

Dividend Reinvestment and Cash Purchase Plan ..............................   25

Tax Designation ...........................................................   28

Board Members and Officers ................................................   30

Shareholder Information ...................................................   35

--------------------------------------------------------------------------------

Important Notice to Shareholders

EXCHANGE-TRADED FUNDS

The Fund may invest up to 10% of its total assets in shares of exchange-traded funds (ETFs) for the purpose of short-term cash management. The Fund will use ETFs when the investment manager determines that the Fund will benefit from market exposure when there is excess cash in the Fund and the investment manager is not able to invest in a single stock fast enough because either the stock is not liquid enough to accommodate a large purchase or the Fund would cause excessive market impact in trying to invest cash in a single stock immediately (referred to as "equitizing cash"). This strategy can allow the investment manager to be more selective in the securities it buys for the Fund and the prices paid because the investment manager is not forced to buy stocks at any price just to get market exposure. The Fund may also use ETFs to provide the Fund with liquidity during volatile markets without having to hold underperforming cash.

An investment in an ETF generally represents the same risks as an investment in a conventional fund (i.e., an investment company that is not exchange-traded). The price of an ETF can fluctuate and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain other risks that do not apply to conventional funds, such as the risk that the market price of the ETF's shares may trade at a discount to their net asset value; the risk that an active market for an ETF's shares may not develop or be maintained; or the risk that an ETF's shares could be delisted from an exchange or that trading may be halted for various reasons.

Most ETFs are investment companies. Therefore, the Fund's purchases of ETFs are subject to limitations on investments in other investment companies under section 12(d)(1) of the 1940 Act, unless exemptions from those limitations are available pursuant to the SEC's current rules, exemptions and interpretations under the 1940 Act.


                                               Not part of the annual report | 1

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


2 | Not part of the annual report

Annual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

China                                                                     63.1%
Hong Kong                                                                 23.7%
Taiwan                                                                    12.6%
Cambodia                                                                   0.4%
Singapore                                                                  0.2%

Dear Shareholder:

We are pleased to bring you Templeton Dragon Fund's annual report for the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

Templeton Dragon Fund posted cumulative total returns of +31.69% in market price terms and +43.22% in net asset value terms for the 12 months under review. You can find the Fund's long-term performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

In 2007, Chinese equities had another positive year, with the Chinese market emerging as one of the top performers globally. Stock prices were supported by a robust macroeconomic environment, significant investment inflows and rising commodity prices. Periods of increased volatility, however, occurred during the year as nervous investors reacted to government efforts to curb heated share prices in the domestic A share markets as well as concerns surrounding the U.S. subprime lending crisis and its impact on the global economy.

China's expansion of the Qualified Domestic Institutional Investor (QDII) program to allow domestic fund managers and brokerages to invest in foreign securities provided a boost to the Hong Kong-listed China H and Red Chip shares due to significant investment flows from mainland investors. 1

1. "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.


                                                               Annual Report | 3

TOP 10 HOLDINGS
12/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
China Mobile Ltd.                                                          12.0%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
--------------------------------------------------------------------------------
Sinopec (China Petroleum and
Chemical Corp.), H                                                         11.2%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                     11.1%
   FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H                                                      7.8%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
China Construction Bank Corp., H                                            5.3%
   COMMERCIAL BANKS, CHINA
--------------------------------------------------------------------------------
CNOOC Ltd., ord. & 144A                                                     5.1%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Cheung Kong Infrastructure Holdings Ltd.                                    3.2%
   ELECTRIC UTILITIES, HONG KONG
--------------------------------------------------------------------------------
Asustek Computer Inc.                                                       3.0%
   COMPUTERS & PERIPHERALS, TAIWAN
--------------------------------------------------------------------------------
China Shenhua Energy Co. Ltd., H                                            2.9%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Citic Pacific Ltd.                                                          2.8%
   INDUSTRIAL CONGLOMERATES, HONG KONG
--------------------------------------------------------------------------------

However, the government's decision to delay implementation of the Qualified Domestic Retail Investor (QDRI) program, which would have allowed mainland investors to invest in Hong Kong-listed shares, dampened investor sentiment in the latter part of the year.

The Hong Kong stock market benefited from ample liquidity, strong gross domestic product growth and lower interest rates, which also supported property prices. Taiwan, however, underperformed its peers in 2007. A slow recovery in the technology sector coupled with political uncertainty and concerns over the global economic outlook drove investors away from the market.

INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.

MANAGER'S DISCUSSION

For the 12 months under review, the Fund's exposure to the energy, telecommunication services, food and staples retailing, and capital goods sectors contributed significantly to absolute performance. 2 In the energy sector, Sinopec (China Petroleum and Chemical), the country's largest integrated energy company, CNOOC, China's biggest offshore oil and natural gas exploration and production company, and China Shenhua Energy, the country's principal coal producer, were among the largest contributors to performance. Rising oil prices and growing demand for oil and coal in China as well as other emerging markets benefited these companies.

2. The energy sector comprises oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The capital goods industry comprises electrical equipment, industrial conglomerates and machinery in the SOI.


4 | Annual Report

China Mobile, the country's and the world's largest wireless telecommunication company by number of subscribers, was the Fund's top contributor during the period. In the food and staples retailing sector, the Fund's only sector position was in Dairy Farm International Holdings, which operates supermarkets, drugstores, convenience stores and restaurants in Asia. The stock performed well largely due to greater private consumption in the region. Capital goods companies that recorded significant price appreciation during the reporting period included industrial conglomerates Citic Pacific and Shanghai Industrial Holdings.

Sectors that detracted from Fund performance during the reporting period included semiconductors and semiconductor equipment; food, beverage and tobacco; and consumer durables and apparel. 3 The largest detractors in the semiconductors industry were Novatek Microelectronics, TSMC (Taiwan Semiconductor Manufacturing) and Semiconductor Manufacturing International. These out-of-favor stocks traded at what we considered low valuations on concerns of their near-term business outlook. Despite the current stock weakness, company fundamentals had not weakened. Consistent with our long-term strategy, we continued to hold these stocks as we believed patient investors would likely be rewarded over the longer term. People's Food Holdings, one of China's biggest meat processing companies, and Samson Holdings, a leading residential furniture wholesaler, also detracted from performance as both stocks declined in value during the period. We sold the Fund's position in Samson by period-end as rising cost pressure weakened the company's competitiveness. We continued to hold People's Food because we believed the impact of high pork prices on its business was only temporary.

During the reporting period, we made significant purchases in China H shares as we believed these companies should be key beneficiaries of China's QDII program expansion. Additions included shares of major commercial banks China Construction Bank and Bank of China, Dongfeng Motor, one of the country's leading automobile manufacturers, and PetroChina, a dominant player in the upstream oil and gas sector.

From a sector perspective, we increased the Fund's allocations to several sectors based on what we considered favorable market trends. With commodity prices expected to stay at relatively high levels and growing global energy demand, we increased our investments in the oil, gas and consumable fuels

3. The food, beverage and tobacco sector comprises food products in the SOI. The consumer durables and apparel sector comprises textiles, apparel and luxury goods in the SOI.


                                                               Annual Report | 5
industry. Greater global demand for consumer products and services also led us to increase our allocation to packaged foods and meats, integrated telecommunication services and automobile manufacturing companies. 4 We also added select Taiwanese semiconductors and computer hardware companies based on what we considered attractive valuations. 5

To raise funds for income and capital gains distribution in 2007, we sold a number of holdings. These sales also allowed the Fund to focus on stocks we considered relatively more attractively valued within our investment universe. We sold select positions as stocks reached sale price targets. As a result, the Fund's exposure to the diversified banking, electric utilities, and life and health insurance industries fell. 6 Major sales included all or part of China Mobile, HSBC Holdings, one of the world's largest banking and financial services organizations, and Datang International Power Generation, China's premier electric utility.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]    /s/ Mark Mobius

                   Mark Mobius
                   Executive Chairman
                   Templeton Asset Management Ltd.

4. The packaged foods and meats industry is part of food products in the SOI. The integrated telecommunication services industry is part of diversified telecommunication services in the SOI. The automobile manufacturing industry is part of automobiles in the SOI.

5. The semiconductors industry is part of semiconductors and semiconductor equipment in the SOI. The computer hardware industry is part of computers and peripherals in the SOI.

6. The diversified banking industry is part of commercial banks in the SOI. The life and health insurance industry is part of insurance in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: TDF                                        CHANGE   12/31/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$7.78     $34.73     $26.95
--------------------------------------------------------------------------------
Market Price (NYSE)                                +$4.68     $30.94     $26.26
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $0.3339
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.3977
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $2.5099
--------------------------------------------------------------------------------
   TOTAL                                 $3.2415
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                                    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                        +43.22%  +379.62%   +417.67%
--------------------------------------------------------------------------------
   Based on change in market price 3               +31.69%  +370.08%   +527.02%
--------------------------------------------------------------------------------
Average Annual Total Return 1
--------------------------------------------------------------------------------
   Based on change in NAV 2                        +43.22%   +36.84%    +17.87%
--------------------------------------------------------------------------------
   Based on change in market price 3               +31.69%   +36.29%    +20.15%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                                               Annual Report | 7

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                           ------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                  2007            2006          2005          2004          2003
                                                           ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $     26.95     $     21.80     $   18.70     $   16.62     $    9.73
                                                           ------------------------------------------------------------------------
Income from investment operations:
   Net investment income a .............................          0.58            0.38          0.59          0.25          0.56
   Net realized and unrealized gains (losses) ..........         10.44            7.12          3.28          2.39          6.75
                                                           ------------------------------------------------------------------------
Total from investment operations .......................         11.02            7.50          3.87          2.64          7.31
                                                           ------------------------------------------------------------------------
Capital share repurchases ..............................            --              --            --            --          0.14
                                                           ------------------------------------------------------------------------
Less distributions from:
   Net investment income ...............................         (0.33)          (0.37)        (0.41)        (0.16)        (0.56)
   Net realized gains ..................................         (2.91)          (1.98)        (0.36)        (0.40)           --
                                                           ------------------------------------------------------------------------
Total distributions ....................................         (3.24)          (2.35)        (0.77)        (0.56)        (0.56)
                                                           ------------------------------------------------------------------------
Net asset value, end of year ...........................   $     34.73     $     26.95     $   21.80     $   18.70     $   16.62
                                                           ========================================================================

Market value, end of year b ............................   $     30.94     $     26.26     $   19.18     $   17.47     $   17.99
                                                           ========================================================================

Total return (based on market value per share) .........         31.69%          49.56%        14.08%         0.36%       108.44%

RATIOS TO AVERAGE NET ASSETS
Expenses ...............................................          1.47% c         1.49% c       1.52% c       1.52% c       1.64% d
Net investment income ..................................          1.85%           1.61%         2.92%         1.45%         4.57%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $ 1,315,377     $ 1,017,910     $ 823,243     $ 706,138     $ 626,959
Portfolio turnover rate ................................         15.66%          18.83%         8.84%        19.42%        29.91%

a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Benefit of expense reduction rounds to less than 0.01%.

d Ratio of expenses to average net assets, excluding payments by affiliate was 1.78%.


8 | The accompanying notes are an integral part of these financial statements.
  | Annual Report

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY       SHARES/UNITS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 100.0%
     AIR FREIGHT & LOGISTICS 0.1%
     Sinotrans Ltd., H ..........................................................       China           3,017,000   $     1,330,899
                                                                                                                    ----------------
     AUTO COMPONENTS 1.6%
     Cheng Shin Rubber Industry Co. Ltd. ........................................      Taiwan          10,519,391        17,191,727
     Norstar Founders Group Ltd. ................................................     Hong Kong        13,376,000         3,876,555
                                                                                                                    ----------------
                                                                                                                         21,068,282
                                                                                                                    ----------------
     AUTOMOBILES 1.6%
     Dongfeng Motor Corp., H ....................................................       China          27,354,000        19,292,777
     Great Wall Motor Co. Ltd., H ...............................................       China           1,127,000         1,621,541
                                                                                                                    ----------------
                                                                                                                         20,914,318
                                                                                                                    ----------------
     COMMERCIAL BANKS 8.7%
     Bank of China Ltd., H ......................................................       China          22,222,000        10,771,747
   a Bank of China Ltd., H, 144A ................................................       China          20,840,000        10,101,845
     China Construction Bank Corp., H ...........................................       China          81,776,000        69,316,802
   b Chinatrust Financial Holding Co. Ltd. ......................................      Taiwan           2,153,896         1,530,907
   a Industrial and Commercial Bank of China, H, 144A ...........................       China          31,104,000        22,336,518
                                                                                                                    ----------------
                                                                                                                        114,057,819
                                                                                                                    ----------------
     COMMUNICATIONS EQUIPMENT 0.5%
     D-Link Corp. ...............................................................      Taiwan           1,905,301         3,366,443
     ZTE Corp., H ...............................................................       China             488,000         2,628,333
                                                                                                                    ----------------
                                                                                                                          5,994,776
                                                                                                                    ----------------
     COMPUTERS & PERIPHERALS 4.5%
     Acer Inc. ..................................................................      Taiwan           3,636,360         7,120,224
     Advantech Co. Ltd. .........................................................      Taiwan           1,727,219         3,935,907
     Asustek Computer Inc. ......................................................      Taiwan          13,327,755        40,028,472
     Lite-On IT Corp. ...........................................................      Taiwan           5,531,720         4,511,686
     Lite-On Technology Corp. ...................................................      Taiwan           1,988,514         3,470,549
                                                                                                                    ----------------
                                                                                                                         59,066,838
                                                                                                                    ----------------
     DISTRIBUTORS 2.0%
     China Resources Enterprise Ltd. ............................................     Hong Kong         5,818,000        24,993,652
   b Dah Chong Hong Holdings Ltd. ...............................................     Hong Kong         2,648,520         1,188,728
 a,b Dah Chong Hong Holdings Ltd., 144A .........................................     Hong Kong           550,000           246,855
                                                                                                                    ----------------
                                                                                                                         26,429,235
                                                                                                                    ----------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 2.3%
     China Netcom Group Corp. (Hong Kong) Ltd. ..................................       China           1,456,000         4,378,400
     China Telecom Corp. Ltd., H ................................................       China          32,240,000        25,632,910
                                                                                                                    ----------------
                                                                                                                         30,011,310
                                                                                                                    ----------------
     ELECTRIC UTILITIES 3.2%
     Cheung Kong Infrastructure Holdings Ltd. ...................................     Hong Kong        11,060,000        41,343,276
                                                                                                                    ----------------
     ELECTRICAL EQUIPMENT 1.0%
     BYD Co. Ltd., H ............................................................       China             337,500         2,233,236
     Phoenixtec Power Co. Ltd. ..................................................      Taiwan           7,339,945        11,146,849
                                                                                                                    ----------------
                                                                                                                         13,380,085
                                                                                                                    ----------------


                                                               Annual Report | 9

Templeton Dragon Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY       SHARES/UNITS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.2%
     AU Optronics Corp. .........................................................      Taiwan           6,856,845   $    13,426,138
     Yorkey Optical International Cayman Ltd. ...................................       China           8,097,000         2,107,810
                                                                                                                    ----------------
                                                                                                                         15,533,948
                                                                                                                    ----------------
     FOOD & STAPLES RETAILING 11.1%
     Dairy Farm International Holdings Ltd. .....................................     Hong Kong        33,360,378       145,451,248
                                                                                                                    ----------------
     FOOD PRODUCTS 0.7%
   b China Foods Ltd. ...........................................................       China           5,320,000         3,963,683
     People's Food Holdings Ltd. ................................................       China           3,031,000         2,334,046
     Uni-President Enterprises Corp. ............................................      Taiwan           1,407,231         1,904,947
     Xiwang Sugar Holdings Co. Ltd. .............................................     Hong Kong         2,996,000         1,290,899
                                                                                                                    ----------------
                                                                                                                          9,493,575
                                                                                                                    ----------------
     HOTELS, RESTAURANTS & LEISURE 0.4%
     NagaCorp Ltd. ..............................................................     Cambodia         17,265,000         5,645,702
                                                                                                                    ----------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.0%
     Datang International Power Generation Co. Ltd., H ..........................       China          29,806,000        26,602,603
     Guangdong Electric Power Development Co. Ltd., B ...........................       China           8,604,300         7,480,945
     Huadian Power International Corp. Ltd., H ..................................       China           8,404,000         4,267,686
     Huaneng Power International Inc., H ........................................       China           1,454,000         1,530,801
                                                                                                                    ----------------
                                                                                                                         39,882,035
                                                                                                                    ----------------
     INDUSTRIAL CONGLOMERATES 5.1%
     Citic Pacific Ltd. .........................................................     Hong Kong         6,638,000        37,071,197
     Shanghai Industrial Holdings Ltd. ..........................................       China           6,850,000        29,866,249
                                                                                                                    ----------------
                                                                                                                         66,937,446
                                                                                                                    ----------------
     INSURANCE 0.3%
     China Life Insurance Co. Ltd., H ...........................................       China             786,000         4,067,029
                                                                                                                    ----------------
     IT SERVICES 0.4%
     Travelsky Technology Ltd., H ...............................................       China           5,463,000         5,807,603
                                                                                                                    ----------------
     MACHINERY 1.8%
     China Infrastructure Machinery Holdings Ltd. ...............................     Hong Kong         1,449,000         2,292,951
     China International Marine Containers (Group) Co. Ltd., B ..................       China          11,818,895        21,930,908
                                                                                                                    ----------------
                                                                                                                         24,223,859
                                                                                                                    ----------------
     MEDIA 0.1%
   a Next Media Ltd., 144A ......................................................     Hong Kong         4,974,000         1,766,838
                                                                                                                    ----------------
     METALS & MINING 0.2%
     Aluminum Corp. of China Ltd., H ............................................       China             952,000         1,965,505
                                                                                                                    ----------------
     OIL, GAS & CONSUMABLE FUELS 28.4%
   a China Coal Energy Co., H, 144A .............................................       China             891,000         2,799,336
     China Petroleum and Chemical Corp., H ......................................       China          97,904,000       147,896,169
     China Shenhua Energy Co. Ltd., H ...........................................       China           6,448,000        38,532,053
     CNOOC Ltd. .................................................................       China          24,902,000        42,407,581
   a CNOOC Ltd., 144A ...........................................................       China          14,270,000        24,301,509
     PetroChina Co. Ltd., H .....................................................       China          57,624,000       102,713,943
     Yanzhou Coal Mining Co. Ltd., H ............................................       China           7,680,000        15,225,863
                                                                                                                    ----------------
                                                                                                                        373,876,454
                                                                                                                    ----------------


10 | Annual Report

Templeton Dragon Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY       SHARES/UNITS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
     PHARMACEUTICALS 0.1%
     Tong Ren Tang Technologies Co. Ltd., H .....................................       China             679,000   $     1,262,551
                                                                                                                    ----------------
     REAL ESTATE 1.6%
     Cheung Kong (Holdings) Ltd. ................................................     Hong Kong         1,167,000        21,579,795
                                                                                                                    ----------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT 0.2%
   b Soho China Ltd. ............................................................       China           1,265,500         1,306,379
 a,b Soho China Ltd., 144A ......................................................       China             764,000           788,679
                                                                                                                    ----------------
                                                                                                                          2,095,058
                                                                                                                    ----------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.8%
     MediaTek Inc. ..............................................................       Taiwan            380,000         4,933,087
     Novatek Microelectronics Corp. Ltd. ........................................       Taiwan          2,848,673        10,892,243
   b Semiconductor Manufacturing International Corp. ............................       China          30,520,000         3,209,294
     Sunplus Technology Co. Ltd. ................................................       Taiwan          3,628,419         5,437,594
     Taiwan Semiconductor Manufacturing Co. Ltd. ................................       Taiwan         13,506,914        25,822,654
                                                                                                                    ----------------
                                                                                                                         50,294,872
                                                                                                                    ----------------
     SPECIALTY RETAIL 0.1%
     I.T Ltd. ...................................................................     Hong Kong         1,934,000           719,226
     Sa Sa International Holdings Ltd. ..........................................     Hong Kong         2,430,000           994,050
                                                                                                                    ----------------
                                                                                                                          1,713,276
                                                                                                                    ----------------
     TEXTILES, APPAREL & LUXURY GOODS 0.5%
     Tack Fat Group International Ltd. ..........................................     Hong Kong        19,824,000         2,415,050
     Tainan Enterprises Co. Ltd. ................................................       Taiwan          1,657,443         2,248,766
     Weiqiao Textile Co. Ltd., H ................................................       China             801,000         1,146,326
                                                                                                                    ----------------
                                                                                                                          5,810,142
                                                                                                                    ----------------
     TRANSPORTATION INFRASTRUCTURE 2.9%
     Cosco Pacific Ltd. .........................................................       China           3,354,000         8,946,179
     Hopewell Holdings Ltd. .....................................................     Hong Kong         5,876,000        27,126,608
   a Rickmers Maritime, 144A ....................................................     Singapore         2,904,000         2,316,834
                                                                                                                    ----------------
                                                                                                                         38,389,621
                                                                                                                    ----------------
     WIRELESS TELECOMMUNICATION SERVICES 12.6%
     China Mobile Ltd. ..........................................................       China           8,905,000       157,474,192
     Taiwan Mobile Co. Ltd. .....................................................       Taiwan          6,292,764         8,440,803
                                                                                                                    ----------------
                                                                                                                        165,914,995
                                                                                                                    ----------------
     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $522,652,917) .....................................................                                     1,315,308,390
                                                                                                                    ----------------


                                                              Annual Report | 11

Templeton Dragon Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENT (COST $107,990) 0.0% c
     MONEY MARKET FUND 0.0% c
   d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.58% .......   United States         107,990   $       107,990
                                                                                                                    ----------------
     TOTAL INVESTMENTS (COST $522,760,907) 100.0% ...............................                                     1,315,416,380
     OTHER ASSETS, LESS LIABILITIES 0.0% c ......................................                                           (39,157)
                                                                                                                    ----------------
     NET ASSETS 100.0% ..........................................................                                   $ 1,315,377,223
                                                                                                                    ================

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the aggregate value of these securities was $64,658,414, representing 4.92% of net assets.

b Non-income producing for the twelve months ended December 31, 2007.

c Rounds to less than 0.1% of net assets.

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


12 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................................................................  $  522,652,917
      Cost - Sweep Money Fund (Note 7) ...........................................................         107,990
                                                                                                    ---------------
      Total cost of investments ..................................................................  $  522,760,907
                                                                                                    ===============
      Value - Unaffiliated issuers ...............................................................  $1,315,308,390
      Value - Sweep Money Fund (Note 7) ..........................................................         107,990
                                                                                                    ---------------
      Total value of investments .................................................................   1,315,416,380
   Receivables:
      Investment securities sold .................................................................      11,294,893
                                                                                                    ---------------
         Total assets ............................................................................   1,326,711,273
                                                                                                    ---------------
Liabilities:
   Payables:
      Affiliates .................................................................................       1,626,530
   Funds advanced by custodian ...................................................................       9,483,572
   Accrued expenses and other liabilities ........................................................         223,948
                                                                                                    ---------------
         Total liabilities .......................................................................      11,334,050
                                                                                                    ---------------
            Net assets, at value .................................................................  $1,315,377,223
                                                                                                    ===============
Net assets consist of:
   Paid-in capital ...............................................................................  $  458,954,780
   Undistributed net investment income ...........................................................      21,911,851
   Net unrealized appreciation (depreciation) ....................................................     792,656,249
   Accumulated net realized gain (loss) ..........................................................      41,854,343
                                                                                                    ===============
         Net assets, at value ....................................................................  $1,315,377,223
                                                                                                    ===============
   Shares outstanding ............................................................................      37,873,327
                                                                                                    ===============
   Net asset value per share .....................................................................  $        34.73
                                                                                                    ===============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

Investment income:
   Dividends (net of foreign taxes of $1,308,549)
      Unaffiliated issuers ......................................................................   $   38,490,693
      Sweep Money Fund (Note 7) .................................................................          907,961
   Interest (net of foreign taxes of $472) ......................................................            1,909
                                                                                                    ---------------
         Total investment income ................................................................       39,400,563
                                                                                                    ---------------
Expenses:
   Management fees (Note 3a) ....................................................................       14,655,479
   Administrative fees (Note 3b) ................................................................        1,777,524
   Transfer agent fees ..........................................................................          130,657
   Custodian fees (Note 4) ......................................................................          523,739
   Reports to shareholders ......................................................................           80,576
   Registration and filing fees .................................................................           36,309
   Professional fees ............................................................................          158,643
   Directors' fees and expenses .................................................................           66,396
   Other ........................................................................................           35,865
                                                                                                    ---------------
         Total expenses .........................................................................       17,465,188
         Expense reductions (Note 4) ............................................................          (16,000)
                                                                                                    ---------------
            Net expenses ........................................................................       17,449,188
                                                                                                    ---------------
               Net investment income ............................................................       21,951,375
                                                                                                    ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................................................      118,760,899
      Foreign currency transactions .............................................................           11,331
                                                                                                    ---------------
            Net realized gain (loss) ............................................................      118,772,230
                                                                                                    ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................................      276,726,066
      Translation of assets and liabilities denominated
         in foreign currencies ..................................................................              402
                                                                                                    ---------------
            Net change in unrealized appreciation (depreciation) ................................      276,726,468
                                                                                                    ---------------
Net realized and unrealized gain (loss) .........................................................      395,498,698
                                                                                                    ---------------
Net increase (decrease) in net assets resulting from
   operations ...................................................................................   $  417,450,073
                                                                                                    ===============


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   ----------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------
                                                                                         2007              2006
                                                                                   ----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................    $    21,951,375   $    14,446,350
      Net realized gain (loss) from investments and foreign currency
         transactions ..........................................................       118,772,230       100,452,988
      Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
         currencies ............................................................       276,726,468       168,625,532
                                                                                   ----------------------------------
            Net increase (decrease) in net assets resulting from operations ....       417,450,073       283,524,870
                                                                                   ----------------------------------
   Distributions to shareholders from:
      Net investment income ....................................................       (12,645,904)      (14,005,159)
      Net realized gains .......................................................      (110,120,527)      (74,852,814)
                                                                                   ----------------------------------
   Total distributions to shareholders .........................................      (122,766,431)      (88,857,973)
                                                                                   ----------------------------------

   Capital shares transactions: (Note 2) .......................................         2,783,627                --
                                                                                   ----------------------------------

            Net increase (decrease) in net assets ..............................       297,467,269       194,666,897
Net assets:
   Beginning of year ...........................................................     1,017,909,954       823,243,057
                                                                                   ----------------------------------
   End of year .................................................................   $ 1,315,377,223   $ 1,017,909,954
                                                                                   ==================================
Undistributed net investment income included in net assets:
   End of year .................................................................   $    21,911,851   $    12,644,038
                                                                                   ==================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


16 | Annual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                                                              Annual Report | 17

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2007, there were 100 million shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                     -----------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                             2007                   2006
                                     -----------------------------------------
                                      SHARES       AMOUNT     SHARES   AMOUNT
                                     -----------------------------------------
Shares issued for reinvestments
   of distributions ...............   103,212   $ 2,783,627     --       --


18 | Annual Report

Templeton Dragon Fund, Inc.

2. CAPITAL STOCK (CONTINUED)

The Fund's Board of Directors previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the years ended December 31, 2007 and December 31, 2006, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------
SUBSIDIARY                                        AFFILIATION
------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)            Investment manager
Franklin Templeton Services, LLC (FT Services)    Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
-------------------------------------------------------------------------
      1.250%           Up to and including $1 billion
      1.200%           Over $1 billion, up to and including $5 billion
      1.150%           Over $5 billion, up to and including $10 billion
      1.100%           Over $10 billion, up to and including $15 billion
      1.050%           Over $15 billion, up to and including $20 billion
      1.000%           In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A. Inc., for sub-administrative services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 19

Templeton Dragon Fund, Inc.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $59,705.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

                                             ---------------------------
                                                 2007           2006
                                             ---------------------------
Distributions paid from:
   Ordinary income .......................   $ 27,708,126   $19,999,276
   Long term capital gain ................     95,058,305    68,858,697
                                             ---------------------------
                                             $122,766,431   $88,857,973
                                             ===========================

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments ...................................   $ 522,905,961
                                                          ==============

Unrealized appreciation ...............................   $ 810,258,088
Unrealized depreciation ...............................     (17,747,669)
                                                          --------------
Net unrealized appreciation (depreciation) ............   $ 792,510,419
                                                          ==============

Undistributed ordinary income .........................   $  24,057,660
Undistributed long term capital gains .................      39,913,293
                                                          --------------
Distributable earnings ................................   $  63,970,953
                                                          ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $184,882,147 and $274,769,813, respectively.


20 | Annual Report

Templeton Dragon Fund, Inc.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On May 29, 2002, the Board of Directors approved an Agreement and Plan of Reorganization (Agreement) whereby the Fund would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending quidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


                                                              Annual Report | 21

Templeton Dragon Fund, Inc.

10. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


22 | Annual Report

Templeton Dragon Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON DRAGON FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2008


                                                              Annual Report | 23

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 18, 2007

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida on May 18, 2007. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Edith E. Holiday, Charles B. Johnson, Gregory E. Johnson and Larry D. Thompson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Directors:

--------------------------------------------------------------------------------------------------------
                                          % OF       % OF SHARES                 % OF      % OF SHARES
                                       OUTSTANDING     PRESENT                OUTSTANDING     PRESENT
TERM EXPIRING 2010:           FOR         SHARES     AND VOTING    WITHHELD      SHARES     AND VOTING
--------------------------------------------------------------------------------------------------------
Edith E. Holiday ......   32,601,934      86.08%        98.27%      573,158      1.51%         1.73%
Larry D. Thompson .....   32,615,333      86.12%        98.31%      559,759      1.48%         1.69%
Charles B. Johnson ....   32,607,831      86.10%        98.29%      567,261      1.50%         1.71%
Gregory E. Johnson ....   32,615,151      86.12%        98.31%      559,941      1.48%         1.69%

* HARRIS J. ASHTON, FRANK J. CROTHERS, DAVID W. NIEMIEC, FRANK A. OLSON, CONSTANTINE D. TSERETOPOULOS AND ROBERT E. WADE ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.


24 | Annual Report

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. Shareholders holding their shares through Japan Securities Depository Center, Inc., will not be enrolled in the Plan unless certain conditions are met and they elect to participate. If shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareholder Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for a distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to BNY Mellon Shareholder Services, P.O. Box 382009, Pittsburgh, PA 15250-8009,
Attention: Templeton Dragon Fund, Inc. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.


                                                              Annual Report | 25

Templeton Dragon Fund, Inc.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.melloninvestor.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


26 | Annual Report

Templeton Dragon Fund, Inc.

TRANSFER AGENT

BNY Mellon Shareholder Services
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareholder Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact BNY Mellon Shareholder Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange Co., Ltd. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(R). For information go to BNY Mellon Shareholder Services' web site at http://www.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                              Annual Report | 27

Templeton Dragon Fund, Inc.

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $102,475,962 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $16,254,656 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $6,152,277 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 21, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Funds, to Class A shareholders of record.

Record Date: 12/21/2007

------------------------------------------------------------------------------------------------------
                                FOREIGN TAX PAID   FOREIGN SOURCE INCOME   FOREIGN QUALIFIED DIVIDENDS
CLASS                               PER SHARE            PER SHARE                  PER SHARE
------------------------------------------------------------------------------------------------------
Class A .....................       $ 0.0346              $ 0.7170                  $ 0.1107

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


28 | Annual Report

Templeton Dragon Fund, Inc.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 29

Templeton Dragon Fund, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Director            Since 1994       141                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director            Since 1998       20                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                          company), Nuinsco Resources
Suite 2100                                                                                      Limited (mineral exploration),
Fort Lauderdale, FL 33394-3091                                                                  Royal Fidelity Merchant Bank &
                                                                                                Trust Limited (financial
                                                                                                services), C.A. Bancorp Inc.
                                                                                                (financial services), Victory
                                                                                                Nickel Inc. (mineral exploration),
                                                                                                ABACO Markets Limited (retail
                                                                                                distributors) and Belize
                                                                                                Electricity Limited (electric
                                                                                                utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Lead                Director since   141                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent         1996 and Lead                              refining of oil and gas), H.J.
Suite 2100                       Director            Independent                                Heinz Company (processed foods and
Fort Lauderdale, FL 33394-3091                       Director since                             allied products), RTI International
                                                     December 2007                              Metals, Inc. (manufacture and
                                                                                                distribution of titanium), Canadian
                                                                                                National Railway (railroad) and
                                                                                                White Mountains Insurance Group,
                                                                                                Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director            Since 2005       20                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                          living) and OSI Pharmaceuticals,
Suite 2100                                                                                      Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and Managing Director, Saratoga Partners
FORMERLY, (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director            Since 2003       141                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                          refining of oil and gas) and
Suite 2100                                                                                      Sentient Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Director            Since 2005       141                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Director            Since 1997       20                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director            Since 2006       34                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                          (investments) and ARC Wireless
Suite 2100                                                                                      Solutions, Inc. (wireless
Fort Lauderdale, FL 33394-3091                                                                  components and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Director and        Since 1994       141                       None
One Franklin Parkway             Vice President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)      Director            Since 2006       92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief               Chief            Not Applicable            Not Applicable
One Franklin Parkway             Compliance          Compliance
San Mateo, CA 94403-1906         Officer and         Officer since
                                 Vice President      2004 and Vice
                                 - AML               President
                                 Compliance          - AML
                                                     Compliance
                                                     since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice         Since 2002       Not Applicable            Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President      Since 2000       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President      Since 1996       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President      Since 1994       Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               President           President        Not Applicable            Not Applicable
17th Floor,                      and Chief           since 1994 and
The Chater House                 Executive           Chief
8 Connaught Road                 Officer -           Executive
Central, Hong Kong               Investment          Officer -
                                 Management          Investment
                                                     Management
                                                     since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary           Since 2004       Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer           Since 2004       Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION            TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President      Since 2005       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial     Since 2004       Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer, director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to December 31, 2007, Nicholas F. Brady ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. NIEMIEC QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. NIEMIEC HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. NIEMIEC IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


34 | Annual Report

Templeton Dragon Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended June 30, 2007. Additionally, the Fund expects to file, on or about February 28, 2008, such certifications with its Form N-CSR for the year ended December 31, 2007.


                                                              Annual Report | 35

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN (R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio (R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


12/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON         100 Fountain Parkway
   INVESTMENTS             P.O. Box 33030
                           St. Petersburg, FL 33733-8030

ANNUAL REPORT AND SHAREHOLDER INFORMATION
TEMPLETON DRAGON FUND, INC.

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: 1-800-416-5585
Hearing Impaired phone number: 1-800-231-5469
Foreign Shareholders phone number: 201-680-6578 www.melloninvestor.com/isd

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTDF A2007 02/08

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $57,775 for the fiscal year ended December 31, 2007 and $62,309 for the fiscal year ended December 31, 2006.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended December 31, 2007 and $3,961 for the fiscal year ended December 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2007 and $486 for the fiscal year ended December 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2007 and $175,375 for the fiscal year ended December 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended December 31, 2007 and $179,822 for the fiscal year ended December 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Frank J. Crothers,  David W. Niemiec,  Frank
A. Olson and Constantine D. Tseretopoulos

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of February 28, 2008, the portfolio managers of the Fund are as follows:

MARK MOBIUS, PH.D., MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.

Dr. Mobius has been a manager of the Fund since inception. He has overall authority for supervising the team allocating the investments of the Fund. He has final responsibility over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Mobius joined Franklin Templeton Investments in 1987.

EDDIE CHOW, INVESTMENT ANALYST OF TEMPLETON ASSET MANAGEMENT LTD.

Mr. Chow heads the team with primary responsibility for allocation of investments for the Fund. He has been working on the Fund since 2000 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Mr. Chow joined Franklin Templeton Investments in 1994.

(a)(2) This section reflects information about the portfolio managers as of December 31, 2007.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

--------------------------------------------------------------------------------------------------------
                                  ASSETS                       ASSETS OF
                 NUMBER          OF OTHER                     OTHER POOLED               ASSETS OF
                OF OTHER        REGISTERED     NUMBER OF      INVESTMENTS                 OTHER
               REGISTERED      INVESTMENT     OTHER POOLED     VEHICLES     NUMBER OF    ACCOUNTS
               INVESTMENT      COMPANIES      INVESTMENT       MANAGED       OTHERS      MANAGED
               COMPANIES        MANAGED        VEHICLES        (X $1        ACCOUNTS     (X $1
NAME           MANAGED      (x $1 MILLION)     MANAGED/1      MILLION)/1    MANAGED/1    MILLION)/1
-----------------------------------------------------------------------------------------------------------
Mark Mobius       8            14,401.1          31          28,590.9          5          2,197.1
-----------------------------------------------------------------------------------------------------------
Eddie Chow        1             1,238.7           3           1,279.5          N/A           0
------------- ---------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

         o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

         o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

         ----------------------------------------------------------

                                     Dollar Range of Fund Shares
         Portfolio Manager               Beneficially Owned
         ----------------------------------------------------------
         Mark Mobius                          None
         ----------------------------------------------------------
         Eddie Chow                           None
         ----------------------------------------------------------

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered fund, however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DRAGON FUND, INC.

By /s/GALEN G. VETTER
    ---------------------------------
       Galen G. Vetter
       Chief Executive Officer -
        Finance and Administration
Date  February 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/GALEN G. VETTER
   ---------------------------------
      Galen G. Vetter
      Chief Executive Officer -
       Finance and Administration
Date  February 27, 2008

By /s/LAURA FERGERSON
  ----------------------------------
      Laura Fergerson
      Chief Financial Officer and
      Chief Accounting Officer
Date  February 27, 2008